[USAA                         USAA INVESTMENT TRUST
EAGLE                       CORNERSTONE STRATEGY FUND
LOGO (R)]

                        SUPPLEMENT DATED OCTOBER 1, 2003
                                TO THE PROSPECTUS
                              DATED OCTOBER 1, 2003


Effective October 13, 2003, the asset allocation investment categories of the Cornerstone Strategy Fund (the Fund) will be revised to reflect a change approved by the Board of Trustees of USAA Investment Trust at a meeting held on August 5, 2003. Specifically, the U.S. Government Securities investment category will be expanded to the Bonds and Money Market Instruments investment category. In addition to investing in U.S. government securities in this expanded investment category, the Fund also will be permitted to invest in investment-grade bonds and money market instruments, such as corporate debt securities, asset-backed securities, obligations of state and local governments and their agencies and instrumentalities, and other debt securities.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


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